                         SUPPLEMENT TO PROSPECTUS FOR
                             NORTH AMERICAN FUNDS
                  DATED MARCH 1, 1999, AS REVISED MAY 13, 1999

Effective July 26, 1999, Tracy P. Stouffer has been appointed portfolio manager for the International Small Cap Fund. Accordingly, the description of Founders Asset Management, LLC on page 40 is amended by replacing the first two sentences of the third paragraph with the following:

     Tracy P. Stouffer, Vice President of Investments, has been the lead fund manager for the International Small Cap Fund since July 1999. Previously, Mr. Stouffer was a vice president and portfolio manager with Federated Global Incorporated from 1995 to July 1999 and a vice president and portfolio manager with Clariden Asset Management from 1988 to 1995.


91389                                                              July 26, 1999